SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
                  -------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:


     2)   Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     4)   Proposed maximum aggregate value of transaction:


     5)   Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


     2)   Form, Schedule or Registration Statement No.:


     3)   Filing Party:


     4)   Date Filed:

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
               AAL VARIABLE PRODUCT INTERNATIONAL STOCK PORTFOLIO
                             4321 North Ballard Road
                         Appleton, Wisconsin 54919-0001
                                  800-225-2255

                                  July __, 1998


Dear Certificate Owner:

         Enclosed is a notice of a Special Meeting of Shareholders of the AAL Variable Product International Stock Portfolio (the "Portfolio"), a portfolio of the AAL Variable Product Series Fund, Inc. (the "Fund"), to be held on Friday, August 14, 1998, together with a Proxy Statement and Form of Proxy relating to the business to be transacted at the meeting.

         This Special Meeting of Shareholders is being called for the purpose of approving a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") by and among the Fund (on behalf of the Portfolio), Aid Association for Lutherans ("AAL") and Oechsle International Advisors, LLC ("Oechsle LLC"). Approval of the New Sub-Advisory Agreement is necessary because the existing Sub-Advisory Agreement with Oechsle International Advisors L.P. ("Oechsle L.P.") could terminate automatically due to what may be deemed to be a technical assignment of that agreement. The assignment of the existing Sub-Advisory Agreement may result from the restructuring of the existing sub-adviser, Oechsle L.P., from a limited partnership into a limited liability company, coupled with a change in the ownership of the new entity, as described in the accompanying Proxy Statement. Provisions of federal securities laws provide for the automatic termination of advisory contracts upon their assignment. New contracts can be entered into only with shareholder approval.

         The terms of the New Sub-Advisory Agreement, including sub-advisory fees, are substantively identical to those of the current Sub-Advisory Agreement. If the New Sub-Advisory Agreement is approved, Oechsle LLC would replace Oechsle L.P. as the manager of the assets of the Portfolio pursuant to the same investment objectives and policies currently in effect for the Portfolio. Moreover, the team of investment professionals and analysts at Oechsle LLC and the current portfolio manager will be the same as those who served Oechsle L.P., and they will continue to be responsible for making investment decisions for the Portfolio.

         The Board of Directors of the Fund, has unanimously approved the New Sub-Advisory Agreement and recommends that the shareholders of the Portfolio approve the New Sub-Advisory Agreement. Subject to such approval, the New Sub-Advisory Agreement would become effective and replace the current Sub-Advisory Agreement upon the completion of the pending restructuring of Oechsle L.P. Oechsle L.P. will bear all costs of this proxy solicitation and any costs related to the Special Meeting of Shareholders. The Portfolio will not be responsible for any of these costs.

         If you have any questions or concerns that you would like to discuss about the meeting and the matter to be acted upon, please call us at 800-225-2255.

         Thank you for your continued confidence in AAL. Your cooperation and participation in completing and returning the enclosed proxy will ensure that your vote is counted.

                                          Very truly yours,

                                          AAL VARIABLE PRODUCT SERIES FUND, INC.



                                          Steven A. Weber, President

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                             4321 North Ballard Road
                         Appleton, Wisconsin 54919-0001
                                  800-225-2255


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
              of the Variable Product International Stock Portfolio


                          To Be Held on August 14, 1998


         A Special Meeting of the Shareholders ("Special Meeting") of the AAL Variable Product International Stock Portfolio (the "Portfolio"), a series of the AAL Variable Product Series Fund, Inc. (the "Fund"), will be held at 222 West College Avenue, Appleton, Wisconsin, on Friday, August 14, 1998, beginning at 10:00 a.m. local time for the following purposes:

         1. To approve, with respect to the Portfolio, a new Sub-Advisory Agreement by and among the Fund, Aid Association for Lutherans ("AAL") and Oechsle International Advisors, LLC ("Oechsle LLC"), pursuant to which Oechsle LLC will replace Oechsle International Advisors L.P. ("Oechsle L.P.") as sub-adviser to the Portfolio. The new Sub-Advisory Agreement is identical to the existing Sub-Advisory Agreement (other than with respect to the commencement date and the change of sub-adviser from Oechsle L.P. to Oechsle LLC), and does not change the fees paid to the sub-adviser, the Portfolio's investment objective, policies and strategies or the composition of the sub-adviser's portfolio management team responsible for making investment decisions for the Portfolio. A copy of the new Sub-Advisory Agreement is attached as Appendix A to the enclosed Proxy Statement; and

         2. To transact any other business as properly may come before the meeting, or adjournment thereof.

         The Board of Directors has fixed the close of business on Tuesday, June 30, 1998, as the record date ("Record Date") for determining shareholders entitled to notice of, and shares having voting rights in connection with, the Special Meeting and any adjournment thereof. Your attention is invited to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters to be acted upon at the Special Meeting.

         The Portfolio issues and sells its shares to AAL Variable Annuity Account I and AAL Variable Life Account I (together the "Variable Accounts"), where the shares are held to fund benefits under variable annuity certificates and flexible premium variable life insurance certificate, (together the "Certificates") issued by the Variable Accounts. As the owner of all of the assets held in the Variable Accounts, AAL is the sole shareholder of each Portfolio and is entitled to vote all of the shares of each Portfolio held in the Variable Accounts. However, pursuant to applicable laws, the Fund's current prospectus dated March 1, 1998, and the Fund's Articles of Incorporation and Bylaws, AAL votes outstanding shares of the Portfolios in accordance with instructions received from the owners of the Certificates ("Certificate Owners") issued in the Variable Accounts. This Notice is being delivered to Certificate Owners who, by virtue of their ownership of Certificate(s), owned beneficially shares of the Portfolios as of the Record Date, so that they may instruct AAL on how the Portfolio shares underlying their Certificates should be voted on matters to be acted upon at the Special Meeting.

                                       By Order of the Board of Directors of the AAL Variable Product Series Fund, Inc.



                                       Kathleen A. Brost, Secretary


Appleton, Wisconsin
July ___, 1998

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE PROVIDED FOR THAT PURPOSE.

               AAL VARIABLE PRODUCT INTERNATIONAL STOCK PORTFOLIO
                             4321 North Ballard Road
                         Appleton, Wisconsin 54919-0001
                                  800-225-2255


                                 PROXY STATEMENT


                     The Proxy Statement was first mailed to
                     shareholders on or about July __, 1998


                        SOLICITATION, PURPOSE AND VOTING

Solicitation

         The enclosed proxy is being solicited by the Board of Directors of AAL Variable Product Series Fund, Inc. (the "Fund") in connection with a Special Meeting of Shareholders (the "Special Meeting") of the AAL Variable Product International Stock Portfolio ("Portfolio") to be held on Friday, August 14, 1998. The Portfolio issues and sells its shares to AAL Variable Annuity Account I and AAL Variable Life Account I (together the "Variable Accounts"), where the shares are held to fund benefits under variable annuity certificates and flexible premium variable life insurance certificates (the "Certificates") issued by AAL in the Variable Accounts.

         AAL is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society. AAL has a mission of bringing Lutherans and their families together to pursue quality living through financial security, volunteer action and help for others. AAL has about 1.7 million members and is one of the world's largest fraternal benefit societies in terms of assets and life insurance in force. AAL ranks in the top two percent of all life insurers in the U.S. in terms of ordinary life insurance (nearly $78 billion in force). AAL offers life, health and disability income insurance and fixed and variable annuities to its members. Members belong to one of over 9,800 local AAL branches throughout the U.S.

         As the owner of all of the assets held in the Variable Accounts, AAL is the sole shareholder of the Portfolio and is entitled to vote all of the shares of the Portfolio held in the Variable Accounts. However, pursuant to applicable laws, the Fund's current prospectus dated March 1, 1998, and the Fund's Articles of Incorporation and Bylaws, AAL votes outstanding shares of the Portfolio in accordance with instructions received from the owners of the Certificates ("Certificate Owners") issued in the Variable Accounts. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and Form of Proxy are being delivered to Certificate Owners who, by virtue of their ownership of Certificate(s), beneficially owned shares of the Portfolio as of Tuesday, June 30, 1998 (the "Record Date"), so that they may instruct AAL on how the Portfolio shares underlying their Certificates should be voted on matters to be acted upon at the Special Meeting.

         You are encouraged to read carefully this Proxy Statement and mark and return the Form of Proxy accompanying it.

Purpose

         The purpose of the Special Meeting is to consider and vote upon a proposal to approve a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") among the Fund (on behalf of the Portfolio), AAL, as the investment adviser of the Portfolio, and Oechsle International Advisors, LLC, a Delaware limited liability company ("Oechsle LLC"). On or about October 1, 1998, Oechsle International Advisors L.P. (Oechsle L.P.), a Delaware limited partnership, will be reorganized into Oechsle LLC, which will thereafter conduct the business that Oechsle L.P. conducted prior to that time. Approval by the Portfolio's shareholders of the New Sub-Advisory Agreement is required because such a change in ownership could be deemed a change of control, which in turn would be deemed an assignment of the current Sub-Advisory Agreement, resulting in its automatic termination. Under provisions of the Investment Company Act of 1940 (the "1940 Act"), advisory contracts terminate automatically if assigned, and new advisory contracts require shareholder approval. A change in control of an adviser is deemed an assignment of the adviser's advisory contracts.

         Under the New Sub-Advisory Agreement, Oechsle LLC would serve as sub-adviser to the Portfolio on terms and conditions identical to those of the Current Sub-Advisory Agreement (other than with respect to the commencement date and the change of sub-adviser from Oechsle L.P. to Oechsle LLC) pursuant to which Oechsle L.P. presently provides sub-advisory services to the Fund. See "Proposal 1 - Approval of New Sub-Advisory Agreement" below.

         No other business is scheduled to be transacted.

Quorum and Voting

         The representation at the Special Meeting, in person or by proxy, of shares constituting one-third of all shares outstanding and entitled to vote on a matter constitutes a quorum for the transaction of business. Abstentions will be treated as present for purposes of determining the presence or absence of a quorum.

         In order to be approved, the New Sub-Advisory Agreement must be approved by a majority of the Portfolio's outstanding shares. A majority of the outstanding shares means the approval of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of all of the shares of the Portfolio entitled to vote are present or represented by proxy; or (ii) more than 50% of all of the shares of the Portfolio entitled to vote. Accordingly, abstentions will have the same effect as votes cast against approval of the New Sub-Advisory Agreement.

     AAL, as the sole shareholder of the Portfolio, will submit a proxy for all shares of the Portfolio owned of record by it as of the Record Date. Shares underlying Certificates with respect to which AAL has received voting instructions from the Certificate Owner will be voted by AAL in accordance with such instructions. Shares with respect to which an executed proxy is received, but provides no voting instructions, will be voted by AAL in favor of the proposed amendment. Shares with respect to which no proxy is received and any shares held by AAL, its subsidiaries or affiliates for its own account will be voted by AAL in proportion to the shares with respect to which AAL has received instructions from Certificate Owners. For purposes of calculating AAL's proportionate voting described below, such uninstructed shares will be counted the same as shares with respect to which AAL has received instructions to vote in favor of the Portfolio's New Sub-Advisory Agreement.

         By way of example, suppose there were outstanding a total of 1,000 shares of the Portfolio. Suppose further that Certificate Owners owning Certificates representing 680 of those shares returned proxies instructing AAL as follows: (a) to vote 340 shares "FOR" approval of the New Sub-Advisory Agreement; (b) to vote 170 shares "AGAINST" approval; (c) to abstain from voting 85 shares; and (d) providing no voting instruction with respect to the remaining 85 shares. Then AAL would vote the 595 shares referred to in clauses (a), (b) and (c) as instructed, and would vote the remaining 85 shares referred to in clause (d) "FOR" approval of the New Sub-Advisory Agreement. In addition, of the 320 shares with respect to which no proxies were received, AAL would vote 200 shares "FOR" approval (which is proportionate to the sum of the shares referred to in clauses (a) and (d) above, divided by the total number of shares with respect to which executed proxies were received), would vote 80 shares "AGAINST" approval, and would abstain from voting the remaining 40 shares.

         The number of votes that each Certificate Owner may instruct is determined by dividing a Certificate's accumulated value appropriate in the subaccount as of the Record Date by the net asset value per share of the Portfolio as of the Record Date. Fractional shares are counted.

         Shares represented by properly executed proxies received by the Fund will be voted by AAL at the Special Meeting and any adjournment thereof in accordance with the terms of such proxies, as described above. A Certificate Owner may revoke his or her proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of the Fund prior to the Special Meeting or by delivering a duly executed proxy bearing a later date.

         Certificate Owners owning Certificates representing shares at the close of business on June 30, 1998, will be entitled to one vote on each matter presented for each share so represented. At that date, there were ______________ shares of the Portfolio outstanding.

         UPON REQUEST AND AT NO COST TO A REQUESTING CERTIFICATE OWNER, THE FUND WILL MAIL, BY FIRST CLASS MAIL, COPIES OF ITS ANNUAL REPORT DATED DECEMBER 31, 1997. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF THE AAL VARIABLE ANNUITY SERVICE CENTER OR VARIABLE LIFE SERVICE CENTER, AS APPROPRIATE, AT 4321 NORTH BALLARD ROAD, APPLETON, WISCONSIN 54919-0001, TELEPHONE 800-225-2255.

               PROPOSAL 1 - APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

         The Special Meeting has been called for the purpose of considering the approval of the New Sub-Advisory Agreement for the Portfolio. Oechsle L.P. plans to engage in a restructuring described in more detail below (the "Transaction"). The Transaction will change Oechsle L.P.'s ownership structure, and may be deemed a change in control of Oechsle. Such a change in control in turn may be deemed a technical assignment of the existing Sub-Advisory Agreement by and among the Fund, AAL and Oechsle L.P., dated February 12, 1998 (the "Current Sub-Advisory Agreement"), from Oechsle L.P. to Oechsle LLC. Under provisions of the 1940 Act, the Current Sub-Advisory Agreement will terminate automatically upon effectiveness of any such change in control that is deemed to be an assignment of such agreement. See "Description of the Transaction."

         In order to eliminate any uncertainty about Oechsle LLC's ability to provide advisory services to the Portfolio following the Transaction, it is necessary for the Fund (on behalf of the Portfolio), AAL and Oechsle LLC to enter into a New Sub-Advisory Agreement (the "New Sub-Advisory Agreement"). The New Sub-Advisory Agreement will have terms and conditions (including the rate of compensation to be paid to Oechsle LLC thereunder) identical to those of the Current Sub-Advisory Agreement (except with respect to the effective date and the replacement of Oechsle L.P. with Oechsle LLC). Provisions of the 1940 Act require that the New Sub-Advisory Agreement must be approved by the shareholders of the Portfolio. Accordingly, Certificate Owners are being asked to instruct AAL with respect to approval of the New Sub-Advisory Agreement. The New Sub-Advisory Agreement will take effect only if the restructuring of the sub-adviser occurs and a majority limited partner in Oechsle L.P. sells its partnership interest, and subject to approval by shareholders of the Portfolio. A copy of the New Sub-Advisory Agreement is attached as Appendix A to this Proxy Statement.

Description of Current Sub-Advisory Agreement

         AAL and the Fund retained Oechsle L.P. to serve as the sub-adviser to the Portfolio under the terms of the Current Sub-Advisory Agreement.
Shareholders of the Portfolio previously have not been required to vote on approval of the Current Sub-Advisory Agreement.

         Under the Current Sub-Advisory Agreement, Oechsle L.P., subject to the direction and control of AAL and the Board of Directors of the Fund, determines the securities that will be purchased or sold by the Portfolio, arranges for their purchase and sale and renders other assistance to AAL in formulating and implementing the investment program of the Portfolio. Oechsle L.P. furnishes or pays for all facilities, equipment and supplies required for it to carry out its duties under the Current Sub-Advisory Agreement, including, but not limited to, office space, office equipment, furnishings and personnel. Under the Current Sub-Advisory Agreement, Oechsle L.P. receives a fee, which is calculated daily and paid quarterly out of the fee paid to the Adviser under the Advisory Agreement, at an annual rate of 0.54 of 1% of the Portfolio's average daily net assets of $20 million or less, 0.45 of 1% of the Portfolio's average daily net assets between $20 million and $50 million, and 0.36 of 1% of the Portfolio's average daily net assets over $50 million.

         Unless earlier terminated as described below, the Current Sub-Advisory Agreement provides that it will remain in effect from year to year only so long as such continuance is specifically approved at least annually in the manner required under the 1940 Act. The 1940 Act provides that the requisite approval shall be deemed to have been obtained only if the Current Sub-Advisory Agreement is specifically approved at least annually: (i) by the vote of a majority of the Fund's Directors who are not parties to the Current Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval; and (ii) either by the vote of a majority of the entire Board of Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

         The Current Sub-Advisory Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Fund and AAL sixty (60) days written notice, and may be terminated by the Fund or AAL at any time without penalty upon giving the sub-adviser sixty (60) days written notice, provided that such termination by the Fund must be directed or approved by the vote of a majority of all of its Directors in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the Fund. In addition, the Current Sub-Advisory Agreement automatically terminates in the event of its "assignment" (as defined in the 1940 Act to include assignment in connection with certain transactions affecting the sub-adviser, which may include the Transaction) and in the event that the Advisory Agreement is terminated. If the Current Sub-Advisory Agreement is terminated, the approval of the shareholders of the Fund is required to enter into a new agreement with respect to the Fund.

Description of New Sub-Advisory Agreement

         The New Sub-Advisory Agreement differs from the Current Sub-Advisory Agreement only with respect to its effective date and the replacement of Oechsle L.P. with Oechsle LLC. In all other respects, the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement are identical. The effective date is described under "Description of the Transaction" below.

         The New Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, provides that Oechsle LLC (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Oechsle LLC as a party) shall not be liable to the Fund or its shareholders for any loss suffered as a consequence of any act or omission of Oechsle LLC or any of the foregoing related parties or entities in connection with the New Sub-Advisory Agreement except by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations under the New Sub-Advisory Agreement.

Approval Required

         In order to be approved, the New Sub-Advisory Agreement must receive the affirmative vote of at least a majority of the outstanding shares of the Portfolio, or if less, 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy.

         Approval of the New Sub-Advisory Agreement by the shareholders of the Portfolio will remain valid for a period of two years following the Special Meeting. If no Transaction occurs within that time, shareholder approval of the New Sub-Advisory Agreement would have to be resolicited in order for Oechsle LLC to continue providing sub-advisory services to the Portfolio pursuant to the New Sub-Advisory Agreement following a change-in-control transaction occurring after that time.

Description of the Transaction

        Current Structure of the Sub-Adviser. Oechsle L.P. is a Delaware limited partnership. Its sole general partner is Oechsle Group, L.P., a Delaware limited partnership ("Group L.P."). Walter Oechsle, as Managing General Partner of Group L.P., is the chief executive officer of Oechsle L.P. and Group L.P. In addition to Mr. Oechsle, the following persons are general partners of Group L.P.: S. Dewey Keesler, Jr., L. Sean Roche, Stephen P. Langer, Steven H. Schaefer, Warren Walker and Andrew S. Parlin. The principal occupation of all of the general partners of Group L.P. is as a partner of Group L.P. and officer of Oechsle L.P. The address of Oechsle L.P., Group L.P. and each general partner of Group L.P. is One International Place, Boston, Massachusetts 02110.

         Dresdner Asset Management (U.S.A.) Corporation ("DAMCO") currently owns a majority limited partnership interest in Oechsle L.P. DAMCO is a wholly owned subsidiary of Dresdner Bank AG. DAMCO's address is 75 Wall Street, New York, New York 10005. The address of Dresdner Bank AG is Jurgen-Ponto-Plarz 1 60301, Frankfurt am Main, Germany.

         Certain Ownership Changes Effected by the Transaction. As part of the Transaction, Oechsle L.P. will be reorganized into Oechsle LLC, which will thereafter conduct the business that Oechsle L.P. conducted prior to that time. Also as part of the Transaction, (1) the seven general partners of Group L.P. will approximately double their current collective ownership interest in the sub-adviser, (2) Dresdner Bank AG will sell the stock of DAMCO to Fleet Financial Group, Inc. ("Fleet"), which will thereafter hold approximately a 35% interest (on a fully diluted basis) in Oechsle LLC. Fleet's interest will not constitute voting securities. Dresdner Bank AG no longer will hold any interest in the restructured sub-adviser.

     Structure Following the Transaction. Oechsle LLC is a Delaware limited liability company. Its Member Manager will be Oechsle Group, LLC, a Delaware limited liability company ("Group LLC") which will own approximately a 44% interest (on a fully diluted basis) in Oechsle LLC. The seven current general partners of Group L.P. will collectively own approximately an 89% interest (on a fully diluted basis) in Group LLC. The management, policies and control of Oechsle LLC will, subject to certain limitations, be vested exclusively in Group LLC. Day-to-day management of Oechsle LLC will be exercised by the Management Committee of Group LLC, which will consist of Messrs. Keesler, Roche, Langer, Walker and Parlin. Mr. Keesler will be the Chief Investment Officer of Oechsle LLC and a Portfolio Manager/Research Analyst with responsibiity for coordinating Oechsle LLC's investment activities. Mr. Langer is _________. Messrs. Schaefer, Walker and Parlin will be Portfolio Managers for Oechsle LLC.

         The address of Oechsle LLC and Group LLC is One International Place, Boston, Massachusetts 02110. The address of Fleet is One Federal Street, Boston, Massachusetts 02110.

         Consummation of the Transaction is subject to the satisfaction of a number of conditions. It is currently expected that the Transaction will be effected on or about October 1, 1998.

Consequences of the Transaction

         The Current Sub-Advisory Agreement automatically terminates in the event of its "assignment," as defined in the 1940 Act. An assignment includes any direct or indirect transfer of a controlling interest in the assigning party's outstanding voting securities. The Transaction would lead to a change of control of Oechsle L.P., which may be deemed to constitute an assignment of the Current Sub-Advisory Agreement under the 1940 Act, resulting in its automatic termination. In order for Oechsle LLC to provide sub-advisory services to the Portfolio following any such assignment, AAL (on behalf of the Portfolios), Oechsle LLC and the Fund must enter into the New Sub-Advisory Agreement. The 1940 Act prohibits any person from providing advisory or sub-advisory services to an investment company for a fee, except pursuant to a written agreement approved by shareholders of the fund.

         It is anticipated that the Transaction will not be effected until after shareholder approval of the New Sub-Advisory Agreement is obtained. Subject to such approval, the New Sub-Advisory Agreement would become effective with the consummation of the Transaction.

         If the New Sub-Advisory Agreement is not approved by the shareholders of the Portfolio, the Directors would consider what course of action to pursue with respect to the Portfolio. Such course of action could involve seeking to engage Oechsle LLC to provide investment management services on an interim basis (subject to any required regulatory action) during the period required to obtain approval by shareholders of the New Sub-Advisory Agreement or another sub-advisory agreement with Oechsle LLC, having AAL assume responsibilities for the management of the assets of the Portfolio pursuant to the Advisory Agreement, or seeking to make other arrangements for obtaining such services from another source, as the Directors of the Fund consider appropriate. If the Transaction is not consummated for any reason, then the Current Sub-Advisory Agreement will continue in full force and effect unless and until terminated in accordance with its terms.


Compliance with Section 15(f) of the 1940 Act

         Section  15(f) of the  1940  Act  permits  Oechsle  L.P.  or any of its
affiliates  to  receive   compensation   or  a  benefit  in  connection  with  a
change-in-control transaction, provided two conditions are satisfied.

         First, no unfair burden may be imposed on the Portfolio as a result of the transaction or any expressed or implied terms, conditions or understandings, applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the Transaction whereby Oechsle LLC (or any predecessor or successor sub-adviser), or any interested person of Oechsle LLC or of such predecessor or successor sub-adviser, receives or is entitled to receive any compensation, directly or indirectly from the Portfolio or its security holders (other than fees for bona fide sub-advisory or other services) or from any person in connection with the purchase or sale of securities or any property to, from, or on behalf of the Portfolio (other than fees for bona fide principal underwriting services). Representatives of Oechsle L.P. have confirmed that no such compensation arrangements are contemplated in connection with the Transaction.

         The second condition is that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Fund's Board of Directors must not be "interested persons" (as that term is defined in the 1940
Act) of Oechsle LLC. None of the members of the Fund's Board of Directors currently are "interested persons" with respect to Oechsle L.P., nor are they expected to be interested persons of Oechsle LLC following the Transaction. Accordingly, it is contemplated that the conditions of Section 15(f) of the 1940 Act will be met in connection with the Transaction.

Information Concerning Oechsle L.P./Oechsle LLC

         Oechsle International Advisors, L.P., One International Place, Boston, Massachusetts 02110, is the current sub-adviser to the Portfolio. Oechsle L.P. is a Delaware limited partnership and is registered with the SEC as an investment adviser. Oechsle International Advisors, LLC, One International Place, Boston, Massachusetts 02110, is the proposed sub-adviser to the Portfolio subsequent to the reorganization of Oechsle L.P. into a limited liability company. Oechsle LLC will be a Delaware limited liability company and will be registered with the SEC as an investment adviser.

         Portfolio Managers. Kathleen Harris and Sean Roche have managed the investments of the Portfolio since its inception on March 1, 1998. Both Ms. Harris and Mr. Roche are employees of Oechsle L.P. They consult with other portfolio managers and research analysts employed by Oechsle L.P. in connection with managing the Portfolio's assets, but they are responsible for making all investment decisions. Biographical information for Ms. Harris and Mr. Roche is set forth below.

         Kathleen Harris is a Partner and Portfolio Manager/Research Analyst. She is a co-manager of the AAL Variable Product International Stock Portfolio. Prior to joining Oechsle in January 1995, Ms. Harris was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed the fund's international equity assets. Previously, she was a Fund Manager and Equity Analyst for the Northern Trust Company.

         Ms. Harris received a M.B.A. in Finance from the University of Chicago Graduate School of Business and a B.S. (Honors) in Finance from the University of Illinois. She is a Chartered Financial Analyst.

         L. Sean Roche is a Partner and a Portfolio Manager/Research Analyst. Sean is a co-manager of the AAL Variable Product International Stock Portfolio. He has over twenty-one years of international investment experience. Prior to forming Oechsle, Mr. Roche was a Vice President and Portfolio Manager for Putnam International Advisors. Previously, he was associated with Rowe Rudd & Company and James Capel & Company in London, where he worked as a technology analyst.

       Mr. Roche holds a B.Sc. Econ. (Hons), the London School of Economics. He studied investment analysis and management at the City University Business School and the City of London Polytechnic.

         Sub-Advisory Services. Oechsle L.P. acts as sub-adviser to several other mutual funds that have investment objectives similar to the Fund's. Appendix B attached hereto sets forth the name and asset size of these other mutual funds, the rate of Oechsle's compensation as sub-adviser to each of them and any fee waivers or reductions that Oechsle L.P. has agreed to with respect to these other mutual funds.

         Services Rendered by Oechsle L.P. to the Portfolio.  Oechsle L.P.,

          o Obtains and evaluates pertinent economic, statistical, financial and other information affecting the economy generally and individual or industries the securities of which are included in the Portfolio or are under consideration for the inclusion in the Portfolio;

          o Formulates and implements a continuous investment program for the Portfolio consistent with its investment objectives and relevant investment policies as described in the prospectus;

          o Takes actions to implement the Portfolio's investment program by the purchase and sale of securities, including the placing of orders for such purchases and sales; and

          o Regularly reports with respect to the implementation of the Portfolio's investment program.

         Beyond the performance of these contractual services, Oechsle L.P. has provided assistance in the marketing and client servicing of the portfolio. In general, this assistance has taken the form of meetings and conference calls between one or more of Oechsle's investment staff with wholesalers,
brokers/dealers,    and/or   the   clients   of   brokers/dealers.

Directors' Considerations and Recommendation

         In considering the New Sub-Advisory Agreement, the Board of Directors carefully evaluated a number of relevant factors, including but not limited to:
(1) a comparison of the fees and expense ratios (including advisory fees) of the Portfolio to those of other mutual funds; (2) the historical performance of the Portfolio; (3) the nature and quality of the services that have been rendered and are expected to be rendered to the Fund by Oechsle L.P. and its successor;
(4) the distinct investment objectives and policies of the Fund; (5) the fact that the compensation payable to Oechsle LLC under the New Sub-Advisory Agreement will be at the same rate as the compensation payable to Oechsle L.P. under the Current Sub-Advisory Agreement; (6) the fact that the terms of the New Sub-Advisory Agreement will be substantively identical to those of the Current Sub-Advisory Agreement; (7) the history, reputation, qualification and background of Oechsle L.P., as well as the qualifications of its personnel and their respective operations and financial condition; (8) the portfolio managers' investment performance record; (9) the absence of any special or inappropriate benefits that would be obtained by Oechsle L.P. and its affiliates from the relationship, including a consideration of soft dollar arrangements; (10) the consequences of the Transaction on Oechsle LLC's management and operations; and
(11) other factors deemed relevant by the Board. The Board of Directors has been advised that the Transaction would have no effect on the management, operations or personnel of the Sub-Adviser or the services rendered to the Portfolio.

         Based upon these considerations, the Board has determined that it would be in the best interests of the Portfolio to have Oechsle LLC serve as the Fund's sub-adviser following the Transaction. The Board of Directors has further determined that the terms of the New Sub-Advisory Agreement are fair to, and in the best interests of, the Portfolio and its shareholders.

         Accordingly, the Board of Directors, none of whom is an "interested person" of Oechsle L.P. or Oechsle LLC, unanimously recommends that shareholders of the Portfolio vote "FOR" approval of the New Sub-Advisory Agreement.


                           PROPOSAL 2: OTHER BUSINESS

         Management of the Fund is not aware of any other matters that will come before the Special Meeting. However, if any other business should come before the Special Meeting, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment on such matters.


                             ADDITIONAL INFORMATION

Adviser and Administrator

         Aid Association for Lutherans ("AAL") is the Adviser to the Portfolio. AAL Capital Management Corporation, a wholly owned subsidiary of AAL, performs certain administrative services including accounting, expense accrual, valuation and financial reporting, and tax accounting services for the Portfolio.

Auditors

         The firm of Ernst & Young, LLP serves as the Funds' independent accountants and auditors. Ernst & Young, LLP has no direct or indirect financial interest in AAL or the Fund except as auditors and independent public accountants. No representative of Ernst & Young, LLP is expected to be present at the Special Meeting.

Principal Shareholders and Certain Beneficial Owners

         Other than AAL, no person was known to own of record or beneficially five percent (5%) or more of the outstanding shares of the Portfolio. Through their ownership of Certificates, the Fund's Directors owned beneficially ____________ shares of the Portfolio as of the Record Date. As of the Record Date, the total number of shares of the Portfolio owned beneficially by all executive officers and Directors of the Fund, as a group, was _____________ (which represented less than 1% of all of the outstanding shares of the Portfolio).

         As of June 30, 1998, no Director owned beneficially any of the Portfolio, and the group consisting of all Directors and officers of the Fund beneficially owned a total of _____ shares of the Portfolio.

Cost of Solicitation

         In addition to this solicitation of proxies by use of the mails, proxies may be solicited by officers of the Fund and by officers and employees of AAL, personally or by telephone or telegraph, without special compensation. Proxies may also be solicited by a professional proxy solicitation service should management of the Fund determine that solicitation by such means is advisable. The cost of preparing and mailing proxy materials, of the Special Meeting (including any adjourned sessions thereof), and of soliciting proxies will be borne by Oechsle L.P. No such costs will be borne by the Fund.

Adjournment

         In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting which accompanies this Proxy Statement are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against any the proposal.

Shareholder Meetings

         The Fund is organized as a Maryland corporation, and as such is subject to Maryland law. Pursuant to Maryland law and the Articles of Incorporation of the Fund, the Fund is not required to hold a shareholder meeting in any year in which the election of directors, approval of the Investment Advisory Agreement or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of the Fund under the 1940 Act. Meetings of the shareholders of the Fund (or of any Portfolio) will be held when and as determined necessary by the Board of Directors of the Fund and in accordance with the 1940 Act. Other than the Special Meeting to which this Proxy Statement relates, the Fund currently does not anticipate that it will hold a meeting of shareholders of any Portfolio in 1998. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to the following address: AAL Variable Product Series Fund, Inc., 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, Attention: Kathleen A. Brost, Secretary.

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                         Special Meeting of Shareholders
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ronald G. Anderson,  Robert G. Same and Kathleen
A. Brost, or any of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of the AAL Variable Product International Stock Portfolio of AAL Variable Product Series Fund, Inc. to be held at 222 West College Avenue, Appleton, Wisconsin 54919 on August 14, 1998, beginning at 10:00 a.m. local time, or at any adjournment thereof, with respect to the matters set forth below and described in the Notice of Special Meeting and Proxy Statement, dated ________________, receipt of which is hereby acknowledged.

                           DATED:_________________________________________, 1998


                                 _________________________________________
                               (Please sign exactly as name appears at left)


                                 _________________________________________
                    (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

                                    * * * * *

Please place an "X" on the desired blank for each Item. Shares represented by this proxy will be voted as directed by the shareholder. IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

PROPOSAL 1:    APPROVAL OF NEW SUB-ADVISORY AGREEMENT

               o  Yes         o  No          o  Abstain



PROPOSAL 2:    OTHER BUSINESS

                                   APPENDIX A

                       Form of New Sub-Advisory Agreement



                   THE AAL VARIABLE PRODUCT SERIES FUND, INC.
                         SUB-ADVISORY AGREEMENT FOR THE
             THE AAL VARIABLE PRODUCT INTERNATIONAL STOCK PORTFOLIO
                                      WITH
                       OECHSLE INTERNATIONAL ADVISORS, LLC


AGREEMENT made this 14th day of August, 1998, by and among the AAL VARIABLE PRODUCT SERIES FUND, INC. (the "Fund"), a Maryland corporation, AID ASSOCIATION FOR LUTHERANS (the "Adviser"), a Wisconsin corporation and OECHSLE INTERNATIONAL ADVISORS, LLC (the "Sub-Adviser"), a Delaware limited liability corporation.

                                   WITNESSETH:

     In consideration of the mutual promises and agreements herein contained and
other  good  and  valuable  consideration,   the  receipt  of  which  is  hereby
acknowledged, it is hereby agreed by and among the parties hereto as follows:

     1.   In General

     The Sub-Adviser agrees, as more fully set forth herein, to act as Sub-Adviser to the Fund with respect to the investment and reinvestment of the assets of the Fund's series of shares described as the AAL Variable Product International Stock Portfolio (the "International Stock Portfolio"). It is understood that the Fund may create one or more additional Fund series from time to time and that this Agreement may be amended by the mutual written agreement of the parties to include such additional Portfolio(s) under the terms to this Agreement.

     2. Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of The International Stock Portfolio

     (a) Subject to the succeeding provisions of this section and subject to the oversight and review of the Adviser and the direction and control of the Board of Directors ("Directors") of the Fund, the Sub-Adviser, as agent and attorney-in-fact with respect to the Fund, is authorized, in its discretion and with prior consultation with the Fund to:

          (i) Buy, sell, exchange, convert, lend and otherwise trade in any stocks, bonds, currencies, and any other securities or assets;

          (ii) Place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select; including brokers and dealers that may be affiliates of the Sub-Adviser, and

          (iii) Enter into and execute agreements on behalf of the Fund, relating to the acquisition or disposition of investment assets and the execution of portfolio transactions, including foreign exchange contracts and other transactional agreements. Nothing contained herein, however, shall be deemed to authorize the Sub-Adviser to take or receive physical possession of any cash or securities held for the Fund, it being intended that sole responsibility for safekeeping thereof and the consummation of all such purchases, sales, deliveries, and investments made pursuant to the Sub-Adviser's direction shall rest upon the Fund's Custodian.

          (iv) Provide the Adviser and the Directors with such reports as may reasonably be requested in connection with the discharge of the foregoing responsibilities and the discharge of the Adviser's responsibilities under the Investment Advisory Agreement with the Fund and those of AAL Capital Management Corporation (the "Distributor") under the Primary Underwriting Agreement with the Fund.

     Written procedures with respect to (i), (ii) and (iii) above may be set forth as agreed to among the Fund, the Adviser and Sub-Adviser.

     (b) Any investment  purchases or sales made by the  Sub-Adviser  under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the "Act") and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Articles of Incorporation and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Directors of the Fund; and (5) the fundamental policies of the Fund, as reflected in its Registration Statement under the Act, or as amended by the shareholders of the Fund; provided that copies of the items referred to in clauses (3), (4) and (5) shall have been furnished to the Sub-Adviser.

     (c) The Sub-Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties ("disabling conduct") hereunder on the part of the
Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) the Sub-Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36 (b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Fund shall indemnify the Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) against any liability arising from the Sub-Adviser's conduct under this Agreement to the extent permitted by the Articles of Incorporation and applicable law.

     (d) Nothing in this Agreement shall prevent the Sub-Adviser or any "affiliated person" (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, have no authority to act or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     (e) In connection with its duties to arrange for the purchase and sale of the International Stock Portfolio's securities and other assets, the Sub-Adviser shall follow the principles set forth in any investment advisory agreement in effect from time to time between the Fund and the Adviser, provided that a copy of any such agreement shall have been provided to the Sub-Adviser. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

     (f) The Sub-Adviser may place orders both as to sales and purchases of assets directly through any broker or dealer it chooses. Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Brokers or dealers who execute portfolio transactions on behalf of the Fund may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions. In order to cause the Fund to pay such higher commissions, the Sub-Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or the Sub-Adviser's overall responsibilities to the Fund or its other discretionary client accounts.

     (g) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

     The Sub-Adviser may purchase or sell for the Fund, pursuant to the Fund's Rule 10f-3 Procedures, any security (including securities of the same class as those underwritten or other securities of the same or related issuer) for which any affiliate of the Sub-Adviser acts as (1) an underwriter (either as lead underwriter or syndicate member), both during the pendency of any underwriting or selling syndicate and thereafter, or (2) a market maker, provided that such security is purchased from a non-affiliated party.

     (h) The Sub-Adviser shall be responsible for 13F reporting for the securities held by the International Stock Portfolio.

     3.   Allocation of Expenses

     During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

     The Sub-Adviser agrees that it will furnish the Fund, at the Sub-Adviser's expense, with all office space, facilities, equipment, and clerical personnel necessary for carrying out its duties under this Agreement.

     4.   Certain Records

     Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the Act that are prepared or maintained by the Sub-Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Adviser on request.

     5.   Reference to the Sub-Adviser

     Neither the Fund, the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Sub-Adviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld.

     6.   Compensation of the Sub-Adviser

     The Adviser agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee, payable quarterly in arrears and computed on the average daily net asset value of the International Stock Portfolio at rates shown on Exhibit A attached hereto.

     7.   Duration and Termination

     (a) This Agreement shall go into effect for the International Stock Portfolio on the date the transfer of ownership between Oechsle International Advisors, L.P. and Oechsle International Advisors, LLC takes place, and shall, unless terminated as hereinafter provided, continue in effect thereafter from year to year, but only so long as such continuance is specifically approved at least annually by a majority of the Fund's Board of Directors, or by the vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund, with respect to the International Stock Portfolio, and, in either case, a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

     (b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Fund and the Adviser sixty (60) days' written notice (which notice may be waived by the Fund and Adviser) and may be terminated by the Fund or the Adviser at any time without penalty upon giving the Sub-Adviser sixty (60) days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Directors in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund, with respect to the International Stock Portfolio, or with respect to any Fund by the vote of a majority of the outstanding shares of such Fund. This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Act). This Agreement will also terminate in the event that the Investment Advisory Agreement is terminated.

     8.   Agreement Binding Only On Fund Property

     The Sub-Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Fund's property; the Sub-Adviser represents that it has notice of the provisions of the Fund's Articles of Incorporation disclaiming shareholder liability for acts or obligations of the Fund.

     9.   Action By Individual Portfolio

     The provisions of this Agreement and any amendments hereto with respect to a Portfolio may be approved by the shareholders of that Portfolio and become effective with respect to the assets of that Portfolio without the necessity of approval thereof by shareholders of any other Portfolio. The Adviser represents that the holders of a majority (as defined in the "Act") of the International Stock Portfolio, will approve the entry into this Agreement on behalf of the Portfolio.

     10.  Notices

     (a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events:

          (1) any change in any of the Sub-Adviser's members or portfolio managers;

          (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

          (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before any court, public board or body, involving the affairs of the International Stock Portfolio, or

          (4) any change in ownership or control, or membership of the Sub-Adviser.

     (b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission, or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed served seven days after mailing and in the case of telex, facsimile or other electronic transmission, twelve hours after confirmed receipt thereof. Addresses for notice may be changed by written notice to the other party.

                  The Adviser

                  John Gilbert, President and Chief Executive Officer AID ASSOCIATION FOR LUTHERANS
                  4321 North Ballard Road
                  Appleton, WI  54919-0001
                  Fax (920) 730-3746

                  The Sub-Adviser

                  Stephen Langer
                  Oechsle International Advisors, LLC
                  One International Place
                  Boston, MA 02110
                  Fax (617) 330-8620


     No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties.

     The Adviser acknowledges receipt of the Sub-Adviser's Part II, Form ADV at least 48 hours in advance of signing this Agreement.

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     This Agreement shall be governed by the laws of the State of Wisconsin.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.

ATTEST:                                     THE AAL VARIABLE PRODUCT
                                            SERIES FUND, INC.



----------------------                      ---------------------------
Mark J. Mahoney, Secretary                  Steven A. Weber, President



ATTEST:                                     AID ASSOCIATION FOR
                                            LUTHERANS



----------------------                      ---------------------------
Woodrow E. Eno, Senior Vice                 John O. Gilbert, President and
President, General Counsel                  Chief Executive Officer
and Secretary



ATTEST:                                     OECHSLE INTERNATIONAL
                                            ADVISORS, LLC by its Managing
                                            Member, OECHSLE GROUP, LLC



-----------------------                     ----------------------------
                                            L. Sean Roche, Member Manager

                                    EXHIBIT A
                                       TO
                      THE AAL VARIABLE PRODUCT SERIES FUND
                             SUB-ADVISORY AGREEMENT
                            (Dated September 1, 1998)

1.   The AAL Variable Product International Stock Portfolio

     The management fee for this Portfolio, payable to the Sub-Adviser by the Adviser, calculated in accordance with paragraph 6 of The AAL Variable Product Series Fund Sub-Advisory Agreement, shall be at the annual rate of :

               .54 of 1% of the Portfolio's average daily net assets of $20 million or less;

               .45 of 1% of the Portfolio's average daily net assets between $20 million and $50 million;

               .36 of 1% of the Portfolio's average daily net assets over $50 million.

                                   APPENDIX B

                      Oechsle International Advisors, L.P.
                    Mutual Fund Contract Renewal Information



Management Fee Schedules for Sub-Advisory Relationships:

AAL Variable Product International Stock Portfolio, a Portfolio of the AAL Variable Product Series Fund, Inc.

                                                     Approximate
                                                     Assets Under                  Oechsle L.P.
            Fee Schedule                           Management as of               Management Fee
                                                       3/31/98                         from
                                                     (millions)                  1/1/98 - 3/31/98


1st $20 million                 .54%                    $11                           $4,268
Next $30 million                .45%
Over $50 million                .36%

The International Equity Fund, a portfolio of the Galaxy Fund (Fleet Bank)
1st $50 million                 .40%                    $384                          $304,264
Over $50 million                .35%

The Jamestown International Equity Fund, a series of the Williamsburg Investment Trust
All Assets                      .50%                    $42                           $46,873

The MMA Praxis International Fund, a series portfolio of the MMA Praxis Mutual Fund
All Assets                      .50%                    $22                           $23,845

International Fund, a portfolio of Frank Russell Investment Company
1st $50 million                 .40%                    $209                          $173,956
Next $600 million               .35%
Over $650 million               .30%

International Securities Fund, a portfolio of Frank Russell Investment Company
1st $50 million                 .40%                    $178                          $148,409
Next $600 million               .35%
Over $650 million               .30%

International Equity Investments, a portfolio of Consulting Group Capital Markets Funds, Ltd.
(a Smith Barney managed fund)
All Assets                      .40%                    $626                          $550,846